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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 8, 2000

                           CUBIST PHARMACEUTICALS, INC
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-21379                   22-3192085
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(State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)          File Number)              Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
                                                           --------------

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         ITEM 5.  OTHER EVENTS.

         On August 8, 2000, the Registrant issued a joint press release announcing that it signed a definitive agreement to acquire TerraGen Discovery, Inc., a privately held company with operations in Vancouver, Canada and Slough, England. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         99.1 Press Release dated August 8, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CUBIST PHARMACEUTICALS, INC.

                                       By: /s/ Alan D. Watson
                                          -------------------------------------
                                                Alan D. Watson
                                                Senior Vice President

Dated:  August 10, 2000